EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of Cheetah Consulting, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of Cheetah Consulting, Inc. for the nine months ended September 30, 2008

The undersigned certify that such 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Cheetah Consulting, Inc. as of September 30, 2008.

This Certification is executed as of November 10, 2008

By:
/s/ Diane J. Harrison
Diane J. Harrison
President and Chief Executive Officer
(Principal Executive Officer)

By:
/s/ Diane J. Harrison
Diane J. Harrison
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Cheetah Consulting, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.